1997 SECURITY AGREEMENT


         THIS 1997 SECURITY AGREEMENT (this "Security Agreement") is entered into as of February 26, 1997, between DATA TRANSMISSION NETWORK CORPORATION, a Delaware corporation having its principal place of business at Suite 200, 9110 West Dodge Road, Omaha, Nebraska 68114 (the "Debtor"), FIRST NATIONAL BANK OF OMAHA, a national banking association having its principal place of business at One First National Center, Omaha, Nebraska 68102 as agent ("Secured Party") for itself and FIRST NATIONAL BANK, WAHOO, NEBRASKA, a national banking association having its principal place of business at Wahoo, Nebraska 68066 ("FNB-W"), NBD BANK, a bank organized under the laws of the State of Michigan having its principal place of business at 611 Woodward Avenue, Detroit, Michigan 48226 ("NBD"), NORWEST BANK NEBRASKA, N.A., a national banking association having its principal place of business at 20th and Farnam Streets, Omaha, Nebraska 68102 ("Norwest"), FIRST BANK, NATIONAL ASSOCIATION, a national banking association having its principal place of business at 13th and M Streets, Lincoln, Nebraska 68508 ("First Bank") (it being acknowledged that First Bank is the successor in interest to FirsTier Bank, National Association, Lincoln, Nebraska ("FirsTier")), the SUMITOMO BANK, LIMITED, a Japanese bank being represented by its office at 200 North Broadway, Suite 1625, St. Louis, Missouri 63102 and acting through its Chicago branch ("Sumitomo"), MERCANTILE BANK OF ST. LOUIS, N.A., a national banking association having its principal place of business at One Mercantile, 7th and Washington Streets, St. Louis, Missouri 63101 ("Mercantile"), BANK OF MONTREAL, a Canadian bank being represented by its office at 430 Park Avenue, New York, New York 10022 ("Montreal"), LASALLE NATIONAL BANK, a national banking association being represented by its office at One Metropolitan Square, 211 North Broadway, St. Louis, Missouri 63102 ("LaSalle"), and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, a national banking association having its principal place of business at One Boatmen's Plaza, 800 Market Street, P.O. Box 236, St. Louis, Missouri 63166-0236 ("Boatmen's").

                                   WITNESSETH:

         WHEREAS, Debtor and Secured Party are parties to a 1996 Restated Security Agreement dated as of May 3, 1996 as amended by a First Amendment to 1996 Restated Security Agreement dated as of June 28, 1996, a Second Amendment to 1996 Restated Security Agreement dated as of July 31, 1996, and a Third Amendment to 1996 Restated Security Agreement dated as of December 27, 1996, (as so amended and restated, the "1996 Restated Security Agreement");

         WHEREAS, Debtor and Secured Party wish to further amend and restate the 1996 Restated Security Agreement;

         WHEREAS,  Debtor  and  Secured  Party  wish to have this 1997  Security
Agreement be the controlling agreement with respect to the matters set forth herein, which shall supersede the 1996 Restated Security Agreement; and

         WHEREAS, the Debtor and Secured Party do not intend for this 1997 Security Agreement to be deemed to extinguish any existing indebtedness of the Debtor or to release, terminate or affect the priority of any security therefor;

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

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                  1.       Grant of Security Interest. Debtor hereby grants to
Secured Party and reaffirms its prior grant of a security interest in the Collateral. All capitalized terms not defined in this Security Agreement shall have their respective meanings as set forth in the 1997 Revolving Credit Agreement, as described in Section 3(i) below.

                  2. Collateral. The Collateral to which this Security Agreement refers is described on Exhibit A.

                  3. Obligations Secured. The security interest granted herein is given to secure all present and future obligations of Debtor: (i) under the 1997 Revolving Credit Agreement dated as of February 26, 1997 as amended from time to time between the Debtor and First National Bank of Omaha, FNB-W, Norwest, NBD, First Bank, Sumitomo, Mercantile, Montreal, LaSalle and Boatmen's; (ii) under the 1997 Term Credit Agreement, dated as of February 26, 1997, between the Debtor and First National Bank of Omaha, FNB-W, Norwest, NBD, First Bank, Sumitomo, Mercantile, Montreal, LaSalle and Boatmen's, which agreement further amends and restates the 1996 Term Credit Agreement dated as of May 3, 1996 among such parties; (iii) under the 1996 Revolving Credit Agreement dated as of June 28, 1996 as amended from time to time between the Borrower, First National Bank of Omaha, FNB-W, Norwest, NBD, First Bank, Sumitomo, Mercantile, Montreal, LaSalle and Boatmen's; (iv) under the 1995 Restated Loan Agreement dated as of June 29, 1995, as amended from time to time between the Borrower and First National Bank of Omaha, First National Bank, Wahoo, Nebraska, FirsTier Bank, National Association, NBD Bank, Norwest Bank Nebraska, N.A., and The Boatmen's National Bank of St. Louis; (v) under the 1993 Restated Loan Agreement dated as of November 8, 1993, as amended from time to time, between Debtor and First National Bank of Omaha, FirsTier Bank, National Association, Lincoln, Nebraska, First National Bank, Wahoo, Nebraska, NBD Bank, N.A., Norwest Bank Nebraska, N.A. and The Boatmen's National Bank of St. Louis; (vi) under the Loan Agreement dated as of October 9, 1992, as amended from time to time, between Debtor and First National Bank of Omaha, FirsTier Bank, National Association, Lincoln, Nebraska and First National Bank, Wahoo, Nebraska, or under any interest rate protection agreement entered into by Debtor with one or more Lenders; (vii) under any and all Notes previously, now or hereafter made by Debtor to the Lenders pursuant to any of the foregoing Loan Agreements and interest rate protection agreements (all of which are referred to herein as the "Loan Agreements") or any predecessor loan agreements, including, without limitation, the Existing Term Notes and any notes given in extension, renewal or substitution of the Notes; (viii) to reimburse the Secured Party for all sums, if any, advanced to protect the Collateral; and (ix) to reimburse Secured Party for all costs and expenses incurred in collection of the foregoing, including, without limitation, costs of repossession and sale and reasonable attorneys' fees. This Security Agreement shall not be deemed to extinguish existing indebtedness of the Debtor under any of the agreements referenced in this
Section 3 or any of the notes issued thereunder or to release, terminate or affect the priority of any security therefor.

                  4. Representations and Warranties. Debtor represents and warrants:

                           (a)      Debt.  Debtor is justly  indebted to the
Lenders for the obligations secured and has no set off or counterclaim with respect thereto;

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                           (b)      Possession and Ownership.  The Collateral is
or will be in Debtor's possession (except for equipment or inventory provided to Debtor's Customers in the ordinary course of business) and Debtor has or will acquire absolute title thereto and will defend the Collateral against the claims and demands of all persons other than Secured Party. Debtor has full right and power to grant the security interest herein to Secured Party.

                           (c)      Liens and  Encumbrances.  No financing
statement covering the Collateral or other filing evidencing any lien or encumbrance on the Collateral is on file in any public office and there is no lien, security interest or encumbrance on the Collateral except for the security interest held by Secured Party pursuant to this Security Agreement and for those security interests described on Schedule B and other filings in favor of Secured Party.

                           (d)      Truth of Representations.  All information,
statements, representations, and warranties made by Debtor herein and in any financial or credit statement, application for credit, or any other writing executed prior to or substantially contemporaneously herewith are true, accurate and complete in all material respects.

                           (e)      Location.  Debtor has its chief executive
office, principal place of business and place where it keeps it records concerning the Collateral at Suite 200, 9110 West Dodge Road, Omaha, Nebraska 68114. The Borrower also keeps certain of its records regarding the Collateral at 11275 Aurora Avenue, Des Moines, Iowa 50322.

                           (f)      Authority.  Debtor has full  authority  to
enter into this Security Agreement and in so doing is not violating any law, regulation, or agreement with third parties. This Security Agreement has been duly and validly authorized by all necessary corporate action.

                  5.       Covenants.  Debtor covenants and agrees:

                           (a)      Liens and  Encumbrances.  Except as  other-
wise expressly allowed by the Loan Agreements, Debtor shall keep the Collateral free and clear of liens, encumbrances, security interests, and other claims of third parties and will, at Debtor's expense, defend the Collateral against the claims and demands of all third parties. Debtor shall promptly pay and discharge any indebtedness owing to any third party who, by reason of said indebtedness, could obtain or become entitled to a lien or encumbrance on the Collateral, other than such indebtedness being contested in good faith and with respect to which adequate reserves have been established.

                           (b)      Proceeds;  Sale.  Debtor shall not sell or
otherwise dispose of any Collateral without first obtaining the written consent of Secured Party; provided, however, that Debtor may provide equipment or inventory to customers and others in the ordinary course of business so long as:
(i) such equipment or inventory is not sold to customers; and (ii) the value of equipment or inventory disposed of to others (e.g., for salvage purposes) does not exceed, in aggregate, $100,000. Debtor shall at all times keep the Collateral and the proceeds from any authorized or unauthorized disposition thereof identifiable and separate from the other property of Debtor or any third party; provided, however, that Debtor may commingle and use for general corporate purposes up to $100,000 in aggregate net book value of the proceeds of sale or other disposition of obsolete or

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out-of-date  equipment or inventory  disposed of in accordance  with clause (ii)
above in this Section 5(b).


                           (c)      Protection  of  Value.  Debtor  shall  use
the utmost care and diligence to protect and preserve the Collateral, and shall not commit nor suffer any waste to occur with respect to the Collateral. In pursuance of the foregoing, Debtor shall maintain the Collateral in good condition and repair and shall take such steps as are necessary or as are requested by Secured Party to prevent any impairment of the value of the Collateral.

                           (d)      Taxes.  Debtor shall  promptly pay and dis-
charge any and all taxes, levies and other impositions made upon the Collateral which may give rise to liens upon the Collateral if unpaid or which are imposed upon the creation, perfection, or continuance of the security interest provided for herein, other than taxes being contested in good faith and with respect to which adequate reserves have been established.

                           (e)      Insurance.  All risk of loss of, damage to,
or destruction of the Collateral shall at all times be on Debtor. Debtor shall procure and maintain, at its own expense, insurance covering the Collateral against all risks under policies and with companies acceptable to Secured Party, for the duration of this Security Agreement (except for equipment provided to Debtor's Customers in the ordinary course of business). Such policies shall be written for and shall name Debtor and Secured Party as their interests may appear, shall contain a standard loss payable clause in favor of Secured Party. Proof of insurance shall be provided to Secured Party upon request. For purposes of security, Debtor hereby assigns to Secured Party any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under any such policy. Debtor hereby directs the issuer of any such policy to pay any such monies directly to Secured Party. Secured Party may act as attorney for Debtor in obtaining, settling and adjusting such insurance and in endorsing any checks or drafts paid thereunder.

                           (f)      Secured  Party as Payee.  Debtor  shall take
such steps as are necessary or as are requested by Secured Party to have Secured Party named as a payee on any check, draft or other document or instrument which Debtor may obtain or anticipate obtaining with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall be named as a payee on all instruments from insurers of the Collateral. Notwithstanding anything in the foregoing or in Subsection (e) above to the contrary, Secured Party agrees that: (i) insurance proceeds may be paid to Debtor so long as no event of default exists hereunder and such proceeds are, in aggregate, less than $100,000; and (ii) Secured Party's rights hereunder are subject to the interests of the parties identified on Schedule B.

                           (g)      Records.  Debtor shall keep  accurate and
complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition, and shall allow Secured Party to inspect the same from time to time upon reasonable request and shall submit such periodic reports relating to the same to Secured Party from time to time as Secured Party may reasonably request. Debtor shall provide that the Secured Party's interest is noted on all chattel paper and that there is only one single original of any chattel paper held by Debtor and created after the date hereof.

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                           (h)      Notice to Secured  Party.  Debtor shall
promptly notify Secured Party of any loss or damage to the Collateral, any impairment of the value thereof, any claim made thereto by any third party, or any adverse change in Debtor's financial condition which may affect its prospect to pay or perform its obligations to Secured Party.

                           (i)      Location.  Except for equipment or inventory
provided to Debtor's customers in the ordinary course of business, Debtor will not move the Collateral, its chief executive office, principal place of business or places where it keeps its records concerning the Collateral from the locations specified above without first obtaining the written consent of Secured Party and shall not permit any Collateral to be located in any state in which a financing statement covering the Collateral is required to be, but has not in fact been, filed in order to perfect the security interest granted herein. Debtor shall not change its name without giving Secured Party at least ninety
(90) days' prior notice thereof.

                           (j)      Other  Documents.  Debtor  shall  execute
such further documents as may be requested by Secured Party to obtain and perfect a security interest in the Collateral, including without limitation, Uniform Commercial Code Financing Statements and amendments thereto. A carbon, photographic or other reproduction of this Security Agreement or of any financing statement signed by Debtor shall have the same force and effect as the original for all purposes of a financing statement.

                  6. Default. Debtor shall be in default hereunder if any of the following occurs:

                           (a)      Event of  Default.  An Event of  Default
occurs under any of the Notes or the Loan Agreements.

                           (b)      Failure  to Pay.  Debtor  fails to pay when
due or within the applicable cure period any of the obligations secured hereby.

                           (c)      Misrepresentation.  Any of the  represen-
tations or warranties made by Debtor herein or in any of the documents referred to herein or executed prior hereto or substantially contemporaneously herewith are or become false or misleading in any material respect.

                           (d)      Breach of Covenants. Debtor fails to perform
any of its covenants, agreements or obligations hereunder or under any document referred to herein or executed prior hereto or substantially contemporaneously herewith.

                           (e)      Other  Indebtedness.  Any event occurs which
results in acceleration of the maturity of the indebtedness of Debtor under any material agreement with any third party.

                           (f)      Loss of Security.  Collateral with an aggre-
gate value in excess of $100,000 is lost, damaged or destroyed.

                           (g)      Business Failure. The death,  dissolution,
termination of existence, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or commencement of any proceeding in bankruptcy or insolvency by or against Debtor or any principals of Debtor or any guarantor or surety for Debtor.

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                  7.       Rights and Remedies of Secured  Party.  Secured Party
shall have all of the rights and remedies provided at law and in equity and in the Uniform Commercial Code and in addition thereto and without limitation thereon shall have the following rights which may be exercised singularly or concurrently:

                           (a)      Inspection.  Secured Party may at any time,
with or without notice, enter upon Debtor's premises or any other place where the Collateral is located to inspect and examine the same and, if Debtor is in default, to take possession thereof.

                           (b)      Performance  by  Secured  Party.  If  Debtor
fails to perform any of its obligations hereunder, Secured Party may, at its sole discretion, pay or perform such obligations for Debtor's account and may add any cost or expense thereof to the obligations secured hereby.

                           (c)      Acceleration.  Upon  default,  Secured Party
may, without demand or notice to Debtor, accelerate all of the obligations secured hereby and proceed to enforce payment of the same with or without first resorting against the Collateral.

                           (d)      Proceed Against  Collateral.  Subject to
applicable cure periods, if any, upon default, Secured Party may: require Debtor to make the Collateral available to Secured Party at a place to be designated by Secured Party; take possession of the Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof which Debtor hereby expressly waives) and sell, retain or otherwise dispose of the Collateral in full or partial satisfaction of the obligations secured hereby.

                           (e)      Power of Attorney.  Debtor hereby  irrevo-
cably appoints (which appointment is coupled with an interest) Secured Party as Debtor's true and lawful attorney, with full power of substitution, without notice to Debtor and at such time or times as Secured Party in its sole discretion may determine to: (i) create, prepare, complete, execute, deliver and file such documents, instruments, financing statements, and other agreements and writings as may be deemed appropriate by Secured Party to facilitate the intent of this Security Agreement; (ii) notify account debtors and others with obligations to Debtor to make payment of their obligations to Secured Party;
(iii) demand, enforce and receive payment of any accounts or obligations owing to Debtor, by legal proceedings or otherwise; (iv) settle, adjust, compromise, release, renew or extend any account or obligation owing to Debtor; (v) notify postal authorities to change the address for delivery of mail to Debtor to such address as Secured Party may designate; (vi) receive, open and dispose of all mail addressed to Debtor; (vii) endorse Debtor's name on any check, note, draft, instrument or other form of payment that may come into Secured Party's possession; and (viii) send requests to Debtor's customers and account debtors for verification of amounts due to Debtor. Secured Party covenants not to exercise the foregoing rights prior to the occurrence of an event of default hereunder.


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                           (f)      Deficiency.  Upon  default,  and  after  any
disposition of the Collateral, Secured Party may sue Debtor for any deficiency remaining.

                  8.       Obligations of Secured  Party.   Secured  Party  has
no obligations to Debtor hereunder except those expressly required herein. Except as expressly provided in the Loan Agreements, Secured Party has not agreed to make any further advance or loan of any kind to Debtor. Secured Party's duty of care with respect to the Collateral in its possession shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping the Collateral or, in the case of Collateral in the possession of a bailee or third party, exercises reasonable care in the selection of the bailee or third party. Secured Party need not otherwise preserve, protect, insure or care for the Collateral. Secured Party need not preserve rights the Debtor may have against prior parties, realize on the Collateral in any particular manner or order, or apply proceeds of the Collateral in any particular order of application.

                  9.       Miscellaneous.

                           (a)      No Waiver.  No delay or failure  on the part
of Secured Party in the exercise of any right or remedy hereunder shall operate as a waiver thereof and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

                           (b)      Amendment  and  Termination.  This  Security
Agreement may be amended or terminated and the security interest granted herein can be released only by an explicit written agreement signed by Debtor and Secured Party.

                           (c)      Choice of Law. This Security  Agreement and
the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Nebraska.

                           (d)      Binding  Agreement.  This Security Agreement
shall be binding upon the parties hereto and their heirs, successors, personal representatives and permitted assigns.

                           (e)      Assignment.  This Security Agreement may be
assigned by Secured Party only.

                           (f)      Captions.  Captions and headings herein are
for convenience only and in no way define, limit or describe the scope or intent of any provision or section of the Security Agreement.

                           (g)      Severability.  If any provision of this
Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

                           (h)      Notices.  All  notices  to be  given  shall
be deemed sufficiently given if delivered or mailed by registered or certified mail postage prepaid if to Debtor at Suite 200, 9110 West Dodge Road, Omaha, Nebraska 68114; if to Secured Party at One First National Center, Omaha,
Nebraska 68102; or such other address as the parties may designate in writing from time to time. Debtor shall promptly notify Secured Party of any changes in Debtor's address.

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                           (i)      Priorities.  The  security  interest of a
Lender in any property of the Debtor (i) arising under and in connection with the Agreement, this Security Agreement or any of the Related Loan Agreements and
(ii) granted to secure any obligation of the Debtor to such Lender, including, without limitation, all Collateral, shall rank equally in priority with the security interests of each of the other Lenders, if any, in such property of the Borrower, irrespective of the time or order of attachment or perfection of such security interest, or the time or order of filing, or the failure to file, and regardless of the date any obligation of the Debtor to a Lender was incurred. Any amounts or payments obtained upon disposition of any property securing an obligation of the Debtor to a Lender shall be applied as provided in Article VII of the 1997 Revolving Credit Agreement as in effect on February 26, 1997. Unanimous approval of the Lenders shall be required for amendments to this
Section 9(i).

         IN WITNESS WHEREOF, the undersigned have executed this 1997 Security Agreement as of this 26th day of February, 1997.


                            DATA TRANSMISSION NETWORK
                            CORPORATION


                            By
                              --------------------------------------------------
                            Title
                                 -----------------------------------------------

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






                            FIRST NATIONAL BANK OF OMAHA,
                            as agent for itself, First Bank,
                            National Association, First
                            National Bank, Wahoo,
                            Nebraska, NBD Bank,
                            Norwest Bank Nebraska, N.A.,
                            The Boatmen's National Bank of
                            St. Louis, The Sumitomo Bank, Limited, Mercantile Bank of St. Louis, N.A., Bank of Montreal, and LaSalle National Bank




                            By
                              --------------------------------------------------
                            Title
                                 -----------------------------------------------

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                                    EXHIBIT A
                           TO 1997 SECURITY AGREEMENT
                                 BY AND BETWEEN
            FIRST NATIONAL BANK OF OMAHA, as Agent ("Secured Party")
                                       AND
                DATA TRANSMISSION NETWORK CORPORATION ("Debtor")

                                   COLLATERAL
                                   ----------

         All of Debtor's accounts, accounts receivable, chattel paper, documents, instruments, goods, inventory, equipment, general intangibles, contract rights, all rights of Debtor in deposits and advance payments made to Debtor by its customers and subscribers, accounts due from advertisers and all ownership, proprietary, copyright, trade secret and other intellectual property rights in and to computer software (and specifically including, without limitation, all such rights in DTN transmission computer software used in the provision of the Basic DTN Subscription Service and/or Farm Dayta Service to Debtor's subscribers) and all documentation, source code, information and works of authorship pertaining thereto, all now owned or hereafter acquired by Debtor and all proceeds and products thereof (including, without limitation, all such assets acquired by Debtor from Broadcast Partners); and

         Further including, without limiting the generality of the foregoing, the following all now owned or hereafter acquired by the Debtor:

                  (a)  all  accounts,   accounts   receivable,   chattel  paper,
         documents, instruments, goods, inventory, equipment, general intangibles and contract rights that constitute, are due under or by reason of, or are described in, subscription agreements or arrangements between Debtor and its subscribers, and similar agreements or arrangements purchased by Debtor from Broadcast Partners and including, without limitation, all:

                  (i) equipment and inventory of Debtor, whether in its possession or in the possession of its customers and subscribers (but subject to such customers' and subscribers' rights therein), which equipment and inventory may include, but not be limited to, computer monitor screens, D-127, D-128, D-120, D-110 and 6001 or comparable receivers, outdoor antennas, and satellite interfaces (collectively, the "Equipment");

                  (ii) parts, accessories, attachments, additions, substitutions, rents, profits, proceeds, products, and customer deposits and advance payments related to or arising from the Equipment;


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
                  (iii) chattel paper, instruments, general intangibles, accounts, accounts receivable and contract rights in, arising from or corresponding to the Equipment, which may include but not be limited to, all rights of Debtor under Subscription Agreements between Debtor and its customers and subscribers (collectively, the "Subscriptions"); and

                  (iv)   accounts,   accounts   receivable,    rents,   profits,
         modifications,   renewals,  extensions,  substitutions,  proceeds,  and
         products related to or arising from the Subscriptions; and

                  (b) all rights, remedies, privileges, claims and other contract rights and general intangibles of Debtor arising under or related to the Asset Purchase and Sale Agreement (including, without limitation, rights to indemnity) between Debtor and Broadcast Partners or the transactions contemplated thereby.

                  (c)  all proceeds and products of the foregoing.

                                   SCHEDULE A
                           TO 1997 SECURITY AGREEMENT
                                 BY AND BETWEEN
            FIRST NATIONAL BANK OF OMAHA, as Agent ("Secured Party")
                                       AND
                DATA TRANSMISSION NETWORK CORPORATION ("Debtor")


                                 EXISTING NOTES


                                 (See Attached)

                                   SCHEDULE B

                           TO 1997 SECURITY AGREEMENT
                                 BY AND BETWEEN
            FIRST NATIONAL BANK OF OMAHA, as Agent ("Secured Party")
                                       AND
                DATA TRANSMISSION NETWORK CORPORATION ("Debtor")


                             PERMITTED ENCUMBRANCES


Secured Party                                             Financing Statements

Nebraska Secretary of State

First National Bank of Omaha
----------------------------
                                                     12/28/87           #401690
                                                     10/13/92           #564918               Amendment
                                                     11/13/92           #568176               Continued
First National Bank of Omaha, as agent                5/8/96            #691938               Amendment

FirsTier, Lincoln                                     6/24/87           #384782
First National Bank of Omaha                          2/03/88           #405477               Amendment
First National Bank, Wahoo                            5/28/92           #553205               Continued
NBD, Detroit                                         10/13/92           #564919               Amendment
                                                      2/05/93           #576038               Amendment
                                                     11/10/93           #603168               Amendment
First National Bank of Omaha, as agent                 5/8/96           #691936               Amendment

FirsTier, Lincoln                                     2/10/88           #406144
First National Bank of Omaha                         10/13/92           #564917               Amendment
First National Bank, Wahoo                            1/07/93           #572981               Continued
NBD, Detroit                                          2/05/93           #576039               Amendment
                                                     11/10/93           #603169               Amendment
First National Bank of Omaha, as agent                 5/8/96           #691937               Amendment

First Bank of Minneapolis                            11/25/91           #534665
 (Norstan)                                            8/24/92           #561090               Assignment


Douglas County Clerk, Nebraska
------------------------------

FirsTier, Lincoln                                     2/11/88           #000534
First National Bank of Omaha                         10/15/92           #000534               Amendment
First National Bank, Wahoo                            1/08/93           #0000054              Continued
NBD, Detroit                                          2/05/93           #000253               Amendment
                                                     11/17/93           #54                   Amendment
First National Bank of Omaha, as agent                 5/ /96                                 Amendment

                                       13

                                    - 253 -


Iowa Secretary of State
-----------------------

FirsTier, Lincoln                                     2/10/88           H842023
First National Bank of Omaha                         10/15/92           K395184               Amendment
First National Bank, Wahoo                            1/08/93           K424887               Continued
NBD, Detroit                                          2/08/93           K434908               Amendment
                                                     11/15/93           K503145               Amendment
First National Bank of Omaha, as agent                 5/6/96           K734148               Amendment

Kansas Secretary of State
-------------------------

FirsTier, Lincoln                                     2/10/88           #1286572
First National Bank of Omaha                         10/15/92           #1842986              Amendment
First National Bank, Wahoo                            1/08/93           #1868482              Continued
NBD, Detroit                                          2/11/93           #1879069              Amendment
                                                     11/12/93           #1964342              Amendment
First National Bank of Omaha, as agent                7/18/96           #2265201              Amendment


Illinois Secretary of State
---------------------------

FirsTier, Lincoln                                     3/18/88           #2402370
First National Bank of Omaha                         10/21/92           #3043202              Amendment
First National Bank, Wahoo                            2/11/93           #3084199              Amendment
NBD, Detroit                                          2/25/93           #3089132              Continued
                                                     12/09/93           #3197498              Amendment
First National Bank of Omaha, as agent                 7/9/96           #3562627              Amendment


Michigan Secretary of State
---------------------------

FirsTier, Lincoln                                     2/12/88           #C034473
First National Bank of Omaha                         10/16/92           #C646856              Amendment
First National Bank, Wahoo                            1/08/93           #C672590              Continued
NBD, Detroit                                          3/01/93           #C689434              Amendment
                                                     11/15/93           #C778208              Amendment
First National Bank of Omaha, as agent                 7/8/96           #D128002              Amendment

                                       14

                                    - 254 -

Wisconsin Secretary of State
----------------------------

FirsTier, Lincoln                                     2/18/88           #968701
First National Bank of Omaha                         10/21/92           #1309942              Amendment
First National Bank, Wahoo                           01/15/93           #1326550              Continued
NBD, Detroit                                          2/08/93           #1331412              Amendment
                                                     11/23/93           #1393268              Amendment
First National Bank of Omaha, as agent                7/23/96           #1602740              Amendment


Indiana Secretary of State
--------------------------

FirsTier, Lincoln                                     2/11/88           #1454192
First National Bank of Omaha                         10/21/92           #1808780              Amendment
First National Bank, Wahoo                            1/11/93           #1822115              Continued
NBD, Detroit                                          2/08/93           #1827451              Amendment
                                                     11/12/93           #1878806              Amendment
First National Bank of Omaha, as agent                 7/9/96           #2065412              Amendment


Minnesota Secretary of State
----------------------------

FirsTier, Lincoln                                     2/17/88           1#121648#00
First National Bank of Omaha                         10/16/92           #1537269              Amendment
First National Bank, Wahoo                           01/19/93           #1557397              Continued
NBD, Detroit                                          2/08/93           #1562125              Amendment
                                                     11/23/93           #1632156              Amendment
First National Bank of Omaha, as agent                 9/5/96           #1875684              Amendment


South Dakota Secretary of State
-------------------------------

FirsTier, Lincoln                                     2/10/88           880410802864
First National Bank of Omaha                         10/16/92           #22901003596          Amend.
First National Bank, Wahoo                            1/08/93           #30081001734          Cont.
NBD, Detroit                                          2/09/93           #30391203308          Amend.
                                                     11/22/93           #33261003899          Amend.
First National Bank of Omaha, as agent                 7/8/96           #961900902562         Amend.

                                       15

                                    - 255 -

Missouri Secretary of State
---------------------------

FirsTier, Lincoln                                     2/11/88           #1555991
First National Bank of Omaha                         10/16/92           #2184193              Amendment
First National Bank, Wahoo                            1/08/93           #2212473              Continued
NBD, Detroit                                          2/08/93           #2224113              Amendment
                                                     11/15/93           #2331876              Amendment
First National Bank of Omaha, as agent                 7/8/96           #2684601              Amendment


Ohio Secretary of State
-----------------------

FirsTier, Lincoln                                     2/12/88           #Y00095612
First National Bank of Omaha                         10/19/92           #01097336             Amendment
First National Bank, Wahoo                            1/11/93           #01119343901          Cont.
NBD, Detroit                                          2/09/93           #02099338901          Amend.
                                                     11/12/93           #1129331801           Amendment
First National Bank of Omaha, as agent                 7/9/96           #07099607117          Amendment


Kentucky Secretary of State
---------------------------

First National Bank of Omaha                         11/12/93           134318
First National Bank of Omaha, as agent                7/23/96                                 Amendment


Pennsylvania Department of State
--------------------------------

First National Bank of Omaha                         11/12/93           22571277
First National Bank of Omaha, as agent                 7/8/96           25631529              Amendment


Oklahoma Secretary of State
---------------------------

First National Bank of Omaha                         11/12/93           059782
First National Bank of Omaha, as agent                 7/8/96           035257                Amendment


Mississippi Secretary of State
------------------------------

First National Bank of Omaha                         11/12/93           0756092--
First National Bank of Omaha, as agent                 7/8/96           01015782              Amendment

Colorado Secretary of State
---------------------------

First National Bank of Omaha                         11/12/93           932082461
First National Bank of Omaha, as agent                 7/8/96           962051575             Amendment

                                       16

                                    - 256 -

California Secretary of State
-----------------------------

First National Bank of Omaha                         11/12/93           93229491
First National Bank of Omaha, as agent                 7/5/96           96191C0067            Amendment


Washington Secretary of State
-----------------------------

First National Bank of Omaha                         11/15/93           933190075
First National Bank of Omaha, as agent                 7/5/96           96-187-9060           Amendment


Montana Secretary of State
--------------------------

First National Bank of Omaha                         11/15/93           419540
First National Bank of Omaha, as agent                 7/8/96           419540                Amendment


Arizona Secretary of State
--------------------------

First National Bank of Omaha                         11/15/93           765359
First National Bank of Omaha, as agent                 7/8/96           765359                Amendment


North Carolina Secretary of State
---------------------------------

First National Bank of Omaha                         11/15/93           050742
First National Bank of Omaha, as agent                 7/8/96           1357308               Amendment


North Dakota Secretary of State
-------------------------------

First National Bank of Omaha                         11/16/93           93-380331
First National Bank of Omaha, as agent                 7/8/96           96-608985             Amendment


Florida Secretary of State
--------------------------

First National Bank of Omaha                         11/17/93           930000236992
First National Bank of Omaha, as agent                 7/10/96          960000142090          Amendment


Texas Secretary of State
------------------------

First National Bank of Omaha                         11/29/93           227591--
First National Bank of Omaha, as agent                 7/8/96           96683548              Amendment

                                       17

                                    - 257 -

Alabama Secretary of State
---------------------------

First National Bank of Omaha, as agent                6/27/95           B-95-26462FS
                                                      7/19/96           95-26462              Amendment


Arkansas Secretary of State
---------------------------

First National Bank of Omaha, as agent                6/29/95           968722
                                                      7/10/96           968722                Amendment


New York Secretary of State
---------------------------

First National Bank of Omaha, as agent                6/26/95           130246
                                                       7/8/96           532973                Amendment


                                       18

                                     - 258 -